SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 1999


                      Interactive Flight Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-25668                              11-3197148
      ------------------------          ---------------------------------
      (Commission File Number)          (IRS Employer Identification No.)


                       222 North 44th Street, Phoenix, AZ 85034
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (602) 629-6202
                         -------------------------------
                         (Registrant's telephone number)


             4041 N. Central Avenue, Suite B 200, Phoenix, AZ 85012
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 8. Change In Fiscal Year

     On August 24, 1999, the Board of Directors of the Registrant approved a change of the Registrant's fiscal year end from October 31 to June 30. The first period for which this change will be effective will be the new fiscal year ended June 30, 1999. The Registrant will file a report on Form 10-KSB covering the transition period.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          INTERACTIVE FLIGHT TECHNOLOGIES, INC.


                                          By: /s/ David N. Shevrin
                                              ---------------------------------
                                              David N. Shevrin, Vice President

Date: August 24, 1999